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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Vitesse Semiconductor Corporation


     We consent to the use of our reports incorporated herein by reference.

/s/  KPMG PEAT MARWICK LLP

Los Angeles, California
May 21, 1998